Execution Version

                            CONTRIBUTION, CONVEYANCE
                            AND ASSUMPTION AGREEMENT

     THIS CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT, dated December 22, 2006, but effective as of December 1, 2006, is entered into by and among QUEST MIDSTREAM PARTNERS, L.P., a Delaware limited partnership ("MLP"), QUEST CHEROKEE, LLC, a Delaware limited liability company ("QCLLC"), QUEST MIDSTREAM GP, LLC, a Delaware limited liability company ("GP"), QUEST RESOURCE CORPORATION, a Nevada corporation ("QRC"), BLUESTEM PIPELINE, LLC, a Delaware limited liability company ("Opco"), STP CHEROKEE, LLC, an Oklahoma limited liability company ("STP LLC"), QUEST OIL & GAS, LLC, a Kansas limited liability company ("QO&G LLC"), QUEST ENERGY SERVICE, LLC, a Kansas limited liability company ("QES LLC"), PONDEROSA GAS PIPELINE COMPANY, LLC, a Kansas limited liability company ("Ponderosa LLC"), PRODUCERS SERVICE, LLC, a Kansas limited liability company ("Producers LLC") and J-W GAS GATHERING, LLC, a Kansas limited liability company ("J-W"). The parties to this agreement are collectively referred to herein as the "Parties." Capitalized terms used herein shall have the meanings assigned to such terms in Section 1.1.


                                    RECITALS

     A. QRC and GP have formed MLP, pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Delaware LP Act"), for the purpose of engaging in any business activity that is approved by GP and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act.

     B. In order to accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to the date hereof:

     1. QRC formed GP, under the terms of the Delaware Limited Liability Company Act, and contributed $1,000 in exchange for all of the member interests in GP.

     2. QRC and GP formed MLP, under the terms of the Delaware LP Act, to which QRC contributed $980 in exchange for a 98% limited partner interest in MLP (the "QRC Initial MLP Interest"), and GP contributed $20 in exchange for a 2% general partner interest in MLP.

     3. STP Cherokee, Inc., an Oklahoma corporation ("STP"), converted to STP LLC under Oklahoma law.

     4. Quest Oil & Gas Corporation, a Kansas corporation ("QO&G"), merged with and into QO&G LLC under Kansas law.

     5. Quest Energy Service, Inc., a Kansas corporation ("QES"), merged with and into QES LLC under Kansas law.


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     6.   Ponderosa Gas Pipeline Company, Inc., a Kansas corporation
          ("Ponderosa"), merged with and into Ponderosa LLC under Kansas law.

     7. Producers Service Incorporated, a Kansas corporation ("Producers"), merged with and into Producers LLC under Kansas law.

     C. Concurrently with the consummation of the transactions contemplated hereby, each of the following matters shall occur:

     1. QCLLC will contribute its Midstream Assets (as defined below) to Opco as a capital contribution.

     2.   Opco will distribute the Water Lines (as defined below) to QCLLC.

     3. QCLLC will distribute all of its member interests in Opco pro rata to STP LLC, QO&G LLC, QES LLC, Ponderosa LLC , Producers LLC and J-W.

     4.   J-W will distribute all of its interest in Opco to Producers LLC.

     5. Producers LLC will distribute all of its interest in Opco to Ponderosa LLC.

     6. STP LLC, QO&G LLC, QES LLC and Ponderosa LLC each will distribute all of their respective interests in Opco to QRC.

     7.   Opco will assume certain debt and trade payables in accordance with
          Article 4 hereto.

     8. QRC will contribute to GP a 2.64% interest in Opco (the "Interest") as an additional capital contribution.

     9. GP will contribute the Interest to MLP in exchange for (1) a continuation of its 2% general partner interest (which is equal to 200,000 General Partner Units) in the MLP and (2) the IDRs in the MLP.

     10. QRC will contribute to MLP its remaining 97.36% interest in Opco in exchange for (1) 35,134 Class A Subordinated Units in the MLP, and (2) 4,900,000 Class B Subordinated Units in the MLP.

     11. Alerian Opportunity Partners IV, LP will contribute $35,000,002 to the MLP in exchange for 1,891,892 Common Units of the MLP and $75 to the GP in exchange for 75 units in the GP in the Offering.

     12. The Cushing MLP Opportunity Fund I, LP will contribute $19,352,507 to the MLP in exchange for 1,046,622 Common Units of the MLP and $30 to the GP in exchange for 30 units in the GP in the Offering.


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


     13. Swank MLP Convergence Fund, LP will contribute $10,637,500 to the MLP in exchange for 575,000 Common Units of MLP and $30 to the GP in exchange for 30 units in the GP in the Offering.

     14. The Cushing GP Strategies Fund, LP will contribute $10 to the GP in exchange for 10 units in the GP in the Offering.

     15. Swank Investment Partners, LP will contribute $5 to the GP in exchange for 5 units in the GP in the Offering.

     16. Tortoise Capital Resources Corporation will contribute $17,500,001 to the MLP in exchange for 945,946 Common Units of MLP in the Offering.

     17. Huizenga Opportunity Partners, LP will contribute $3,999,996 to the MLP in exchange for 216,216 Common Units of MLP in the Offering.

     18. HCM Energy Holdings, LLC will contribute $3,500,015 to the MLP in exchange for 189,190 Common Units of MLP in the Offering.

     19. The proceeds from the Offering will be used to (i) repay the Opco Revolver Debt, (ii) repay the Assumed Liabilities, (iii) pay transaction expenses related to the transactions contemplated by this Agreement and the Offering; and (iv) make a distribution to QRC as reimbursement of capital expenditures incurred in connection with the construction of Opco's natural gas gathering pipeline network.

     20. The agreements of limited partnership and the limited liability company agreements of the aforementioned entities will be amended and restated to the extent necessary to reflect the applicable matters set forth above and as contained in this Agreement.

     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

     Section 1.1 The following capitalized terms shall have the meanings given below.

     (a) "Acquisition" means consummation of the transactions contemplated by the terms of this Agreement.

     (b)  "Agreement" means this Contribution, Conveyance and Assumption
          Agreement.

     (c) "Approved Working Capital Facility" has the same meaning assigned to such term in the Partnership Agreement.

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     (d)  "Assumed Liabilities" means those certain trade payables of QCLLC listed on Exhibit A attached hereto, which were incurred in connection with the construction or operations of Opco's natural gas gathering pipeline network.

     (e) "Class A Subordinated Unit" has the same meaning assigned to such term in the Partnership Agreement.

     (f) "Class B Subordinated Unit" has the same meaning assigned to such term in the Partnership Agreement.

     (g) "Common Unit" has the meaning assigned to such term in the Partnership Agreement.

     (h)  "Effective Time" means 12:01 a.m. central time on December 1, 2006.

     (i) "GP" has the meaning assigned to such term in the opening paragraph of this Agreement.

     (j) "General Partner Units" has the meaning assigned to such term in the Partnership Agreement.

     (k) "IDRs" means "Incentive Distribution Rights" as such term is defined in the Partnership Agreement.

     (l) "Midstream Assets" means all of the meters and flow lines owned by QCLLC as of the date hereof.

     (m) "MLP" has the meaning assigned to such term in the opening paragraph of this Agreement.

     (n) "Offering" means the private offering by the MLP of Common Units to the Private Placement Buyers.

     (o) "Omnibus Agreement" means that certain Omnibus Agreement of even date herewith, among QRC, GP, Opco and MLP.

     (p) "Qpco Assumed Liabilities" means any and all liabilities and obligations arising out of or related to the construction, ownership or operation of the Midstream Assets, to the extent arising or accruing on and after the Effective Time, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of QCLLC.

     (q) "Opco Revolver Debt" means $40 million of outstanding indebtedness under that certain Amended and Restated Senior Credit Agreement dated as of February 7, 2006, as amended on the date hereof, by and among QRC, QCLLC, Opco, the financial institutions from time to time parties thereto and Guggenheim Corporate Funding, LLC, as administrative agent.


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     (r)  "Partnership Agreement" means the Amended and Restated Agreement of
          Limited Partnership of Quest Midstream Partners, L.P. dated as of the date hereof.

     (s) "Partnership Group" has the same meaning assigned to such term in the Partnership Agreement.

     (t) "Private Placement Buyers" means Alerian Opportunity Partners IV, L.P., Swank MLP Convergence Fund, LP, The Cushing MLP Opportunity Fund I, LP, The Cushing GP Strategies Fund, LP, Swank Investment Partnership, LP, Tortoise Capital Resources Corporation, Huizenga Opportunity Partners, LP and HCM Energy Holdings, LLC.

     (u) "QCLLC Assumed Liabilities" means any and all liabilities and obligations arising out of or related to the construction, ownership or operation of the Water Lines, to the extent arising or accruing on and after the Effective Time, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of Opco.

     (v) "Water Lines" means all of the salt water disposal lines owned by Opco as of the date hereof.

                                    ARTICLE 2
                CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

     Section 2.1 Conversion of STP to STP LLC. The Parties acknowledge that STP has adopted articles of conversion in the form attached hereto as Exhibit B and pursuant thereto has converted to STP LLC, an Oklahoma limited liability company, having QRC as its sole member.

     Section 2.2 Merger of QO&G with and into QO&G LLC. The Parties acknowledge that QO&G merged with and into QO&G LLC pursuant to a certificate of merger in the form attached hereto as Exhibit C and pursuant thereto the surviving entity will be QO&G LLC, a Kansas limited liability company, having QRC as its sole member.

     Section 2.3 Merger of QES with and into QES LLC. The Parties acknowledge that QES merged with and into QES LLC pursuant to a certificate of merger in the form attached hereto as Exhibit D and pursuant thereto the surviving entity will be QES LLC, a Kansas limited liability company, having QRC as its sole member.

     Section 2.4 Merger of Ponderosa with and into Ponderosa LLC. The Parties acknowledge that Ponderosa merged with and into Ponderosa LLC pursuant to a certificate of merger in the form attached hereto as Exhibit E and pursuant thereto the surviving entity will be Ponderosa LLC, a Kansas limited liability company, having QRC as its sole member.

     Section 2.5 Merger of Producers with and into Producers LLC. The Parties acknowledge that Producers merged with and into Producers LLC pursuant to a certificate of merger in the form attached hereto as Exhibit F and pursuant thereto the surviving entity will be Producers LLC, a Kansas limited liability company, having Ponderosa LLC as its sole member.


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     Section 2.6 Contribution of Midstream Assets from QCLLC to Opco. QCLLC hereby contributes, grants, bargains, conveys, assigns, transfers, sets over and delivers to Opco, its successors and assigns, for its and their use forever, all right, title and interest in and to all of the Midstream Assets, and Opco hereby accepts such Midstream Assets.

     Section 2.7 Distribution of Water Lines from Opco to QCLLC. Opco hereby distributes, grants, bargains, conveys, assigns, transfers, sets over and delivers to QCLLC, its successors and assigns, for its and their use forever, all right, title and interest in and to all of the Water Lines, and QCLLC hereby accepts such Water Lines.

     Section 2.8 Distribution of Opco Interests by QCLLC to STP LLC, QO&G LLC, QES LLC, Ponderosa LLC, Producers LLC and J-W. QCLLC hereby distributes, grants, bargains, conveys, assigns, transfers, sets over and delivers, on a pro rata basis, to each of STP LLC, QO&G LLC, QES LLC, Ponderosa LLC, Producers LLC and J-W, its successors and assigns, for its and their use forever, all right, title and interest in and to all of its member interests in Opco, and each of STP LLC, QO&G LLC, QES LLC, Ponderosa LLC, Producers LLC and J-W hereby accepts such Opco member interests in the amount of 3,726; 4,790; 196; 335; 71 and 882 units, respectively, representing 100% of the member interests in Opco.

     Section 2.9 Distribution of Opco Interest by J-W to Producers LLC. J-W hereby distributes, grants, bargains, conveys, assigns, transfers, sets over and delivers to Producers LLC, its successors and assigns, for its and their use forever, all right, title and interest in and to its 882 units in Opco, and Producers LLC hereby accepts such 882 units in Opco.

     Section 2.10 Distribution of Opco Interest by Producers LLC to Ponderosa LLC. Producers LLC hereby distributes, grants, bargains, conveys, assigns, transfers, sets over and delivers to Ponderosa LLC, its successors and assigns, for its and their use forever, all right, title and interest in and to its 953 units in Opco, including the units received from J-W, and Ponderosa LLC hereby accepts such 953 units in Opco.

     Section 2.11 Distribution of Opco Interests by STP LLC, QO&G LLC, QES LLC and Ponderosa LLC to QRC. Each of STP LLC, QO&G LLC, QES LLC and Ponderosa LLC hereby distributes, grants, bargains, conveys, assigns, transfers, sets over and delivers to QRC, its successors and assigns, for its and their use forever, all right, title and interest in and to its 3,726; 4,790; 196; and 1,288 units, respectively, in Opco, and QRC hereby accepts such 3,726; 4,790; 196; and 1,288 units, respectively, which in the aggregate represent 100% of the Opco member interests.

     Section 2.12 Acknowledgment of Opco Debt. Opco is a co-obligor of the Opco Revolver Debt, which debt will be retired pursuant to Section 3.1.

      Section 2.13 Contribution by QRC of Opco Interest to GP. QRC hereby contributes grants, bargains, conveys, assigns, transfers, sets over and delivers to GP, its successors and assigns, for its and their use forever, all right, title and interest in and to the Interest, and GP hereby accepts the Interest.

     Section 2.14 Contribution of Opco Interest by GP to MLP. GP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Interest, as a


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

capital contribution, in exchange for (a) 200,000 General Partner Units in MLP and (b) the issuance of the IDRs, and MLP hereby accepts the Interest as a contribution to the capital of MLP.

     Section 2.15 Contribution by QRC of Remaining Opco Interest to MLP. QRC hereby contributes, grants, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their use forever, all right, title and interest in and to its member interests in Opco, as a capital contribution, in exchange for (a) 35,134 Class A Subordinated Units representing an approximate 0.35% interest in MLP, (b) 4,900,000 Class B Subordinated Units representing an approximate 49% interest in MLP, and (c) the right to receive $38,807,877 to reimburse QRC for certain capital expenditures associated with the construction of Opco's pipeline (the "Capital Expenditure Reimbursement"), and MLP hereby accepts such Opco member interests as a contribution to the capital of MLP.

     Section 2.16 Private Placement Cash Contribution. The Parties acknowledge a capital contribution by the Private Placement Buyers (as defined above) to MLP of approximately $90 million in cash in exchange for 4,864,865 Common Units, representing an approximate 48.6% interest in MLP.

     Section 2.17 Payment of Transaction Costs. The Parties acknowledge payment by MLP, in connection with the Acquisition and the Offering, of transaction expenses in the amount of approximately $6.0 million.

                                    ARTICLE 3
                             ADDITIONAL TRANSACTIONS

     Section 3.1 Repayment of Opco Revolver Debt. The Parties acknowledge the payment by MLP on the date hereof of $40 million in satisfaction of Opco's obligations under the Opco Revolver Debt.

     Section 3.2 Distributions in Reimbursement of Capitalized Expenditures. The Parties acknowledge the distribution of $23,807,877 to QRC on the date of this Agreement in partial satisfaction of the Capital Expenditure Reimbursement. Upon the closing of an Approved Working Capital Facility (as defined above), MLP shall distribute, grant, bargain, convey, assign, transfer, set over and deliver to QRC an amount in cash equal to $15.0 million as the remaining portion of the Capital Expenditure Reimbursement, plus or minus the amount by which the transaction expenses described in Section 2.17 are less than or exceed, as the case may be, $6.0 million.

     Section 3.3 Redemption of QRC Initial MLP Interest. MLP Hereby agrees to redeem from QRC and agrees to retire the QRC Initial MLP Interest in exchange for a payment in cash to QRC of $980.

     Section 3.4 November and December 2006 Revenue Distributions. The payments for natural gas volumes sold by Opco during November 2006 and December 2006 will be made by the purchasers in December 2006 (subsequent to the date of this Agreement) and in January 2007, respectively. The Parties agree that upon receipt, Opco shall promptly remit such funds to QES LLC for distribution to third-party producers and royalty owners, with the remainder of



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such funds being distributed to QCLLC. QRC shall pay Opco the gathering and compression fees due under that certain Midstream Services and Gas Dedication Agreement dated the date hereof between Opco and QRC, in accordance with the terms of such agreement, for the volumes gathered during December 2006.

                                    ARTICLE 4
                        ASSUMPTION OF CERTAIN LIABILITIES

     Section 4.1 Assumption of Assumed Liabilities by Opco. In connection with the distribution by QCLLC of all of the member interests in Opco, Opco hereby assumes and agrees to duly and timely pay, perform and discharge the Assumed Liabilities, to the full extent that QCLLC has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge the Assumed Liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Assumed Liabilities shall not increase the obligation of Opco with respect to the Assumed Liabilities beyond that of QCLLC with respect to the Assumed Liabilities, waive any valid defense that was available to QCLLC with respect to the Assumed Liabilities or enlarge any rights or remedies of any third party under any of the Assumed Liabilities. This assumption shall inure to the benefit of QCLLC, its members, officers, managers, employees and agents.

     Section 4.2 Assumption of QCLLC Assumed Liabilities by QCLLC. In connection with the distribution by Opco to QCLLC of the Water Lines, QCLLC hereby assumes and agrees to duly and timely pay, perform and discharge the QCLLC Assumed Liabilities, to the full extent that Opco has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge the QCLLC Assumed Liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the QCLLC Assumed Liabilities shall not increase the obligation of QCLLC with respect to the QCLLC Assumed Liabilities beyond that of Opco with respect to the QCLLC Assumed Liabilities, waive any valid defense that was available to Opco with respect to the QCLLC Assumed Liabilities or enlarge any rights or remedies of any third party under any of the QCLLC Assumed Liabilities. This assumption shall inure to the benefit of Opco, its members, officers, managers, employees and agents.

     Section 4.3 Assumption of Opco Assumed Liabilities by Opco. In connection with the contribution by QCLLC to Opco of the Midstream Assets, Opco hereby assumes and agrees to duly and timely pay, perform and discharge the Opco Assumed Liabilities, to the full extent that QCLLC has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge the Opco Assumed Liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Opco Assumed Liabilities shall not increase the obligation of Opco with respect to the Opco Assumed Liabilities beyond that of QCLLC with respect to the Opco Assumed Liabilities, waive any valid defense that was available to QCLLC with respect to the Opco Assumed Liabilities or enlarge any rights or remedies of any third party under any of the Assumed Liabilities. This assumption shall inure to the benefit of QCLLC, its members, officers, managers, employees and agents.


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                                    ARTICLE 5
                                  TITLE MATTERS

     Section 5.1 Encumbrances.

          (a) Except to the extent provided in any other document executed in connection with this Agreement or the Offering including, without limitation, the Omnibus Agreement, the contribution and conveyance (by operation of law or otherwise) of the member interests in Opco and various physical assets owned as reflected in this Agreement (collectively, the "Assets") are made expressly subject to all recorded and unrecorded liens (other than consensual liens), encumbrances, agreements, defects, restrictions, adverse claims and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdictions over the Assets and operations conducted thereon or in connection therewith, in each case to the extent the same are valid and enforceable and affect the Assets, including all matters that a current survey or visual inspection of the Assets would reflect.

          (b) To the extent that certain jurisdictions in which the Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the provisions set forth in Section 5.1(a) immediately above shall also be applicable to the conveyances under such documents.

     Section 5.2 Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales
Laws.

          (a) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION THE OMNIBUS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE ASSETS, (B) THE INCOME TO BE DERIVED FROM THE ASSETS, (C) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS. EXCEPT TO THE EXTENT



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     PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH
     THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE RESPECTIVE ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE RESPECTIVE ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE PARTIES. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, EACH OF THE PARTIES ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN "AS IS", "WHERE IS" CONDITION WITH ALL FAULTS, AND THE ASSETS ARE CONTRIBUTED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT.

          (b) The contributions of the Assets made under this Agreement are made with full rights of substitution and subrogation of the respective parties receiving such contributions, and all persons claiming by, through and under such parties, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the parties contributing the Assets, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Assets.

          (c) Each of the Parties agrees that the disclaimers contained in this
     Section 5.2 are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver," or "set over" or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.



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          (d) Each of the Parties hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

                                    ARTICLE 6
                               FURTHER ASSURANCES

     Section 6.1 Further Assurances. From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, or (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

     Section 6.2 Other Assurances. From time to time after the Effective Time, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. Without limiting the generality of the foregoing, the Parties acknowledge that the parties have used their good faith efforts to attempt to identify all of the assets being contributed to the MLP or its subsidiaries as required in connection with the Offering. However, due to the age of some of those assets and the difficulties in locating appropriate data with respect to some of the assets it is possible that assets intended to be contributed to the MLP or its subsidiaries were not identified and therefore are not included in the assets contributed to the MLP or its subsidiaries. It is the express intent of the Parties that the MLP or its subsidiaries own all assets necessary to operate the assets that are identified in this Agreement. To the extent any assets were not identified but are necessary to the operation of assets that were identified, then the intent of the Parties is that all such unidentified assets are intended to be conveyed to the appropriate members of the Partnership Group. To the extent such assets are identified at a later date, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate members of the Partnership Group. Likewise, to the extent that assets are identified at a later date that were not intended by the parties to be conveyed as reflected in this Agreement, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate party.

                                    ARTICLE 7
                                 EFFECTIVE TIME

     Notwithstanding anything contained in this Agreement to the contrary, the provisions of Article 2 and Article 4 of this Agreement shall be operative and effective as of the Effective Time.

                                    ARTICLE 8
                                  MISCELLANEOUS

     Section 8.1 Order of Completion of Transactions. Except for the transactions provided for in Sections 2.1 through 2.5, which have been completed prior to the date hereof, the transactions provided for in Article 2 of this Agreement shall be completed on the date hereof in the order set forth therein; and second, following the completion of the transactions as provided in Article 2, the transactions, if they occur, provided for in Article 3 shall be completed.

     Section 8.2 Costs. MLP shall pay all expenses, fees and costs, including but not limited to, all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith. In addition, MLP shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys' fees) incurred in connection with the implementation of any conveyance or delivery pursuant to Section 6.1 or Section 6.2.

     Section 8.3 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation", "but not limited to", or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

     Section 8.4 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

     Section 8.5 Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no other person is or is intended to be a third party beneficiary of any of the provisions of this Agreement, provided that each of the Parties hereto specifically intends that each of the Private Placement Buyers shall be entitled to assert rights and remedies hereunder on behalf of the Partnership.

     Section 8.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

     Section 8.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof.

     Section 8.8 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

     Section 8.9 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an Amendment to this Agreement.

     Section 8.10 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. This document and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

     Section 8.11 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of the assets and interests referenced herein.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                               QUEST MIDSTREAM PARTNERS, L.P.

                               By:  Quest Midstream GP, LLC, its general
                                    partner


                                /s/ Jerry D. Cash
                               ----------------------------------------------
                               Name:  Jerry D. Cash
                               Title: Chief Executive Officer



                               QUEST MIDSTREAM GP, LLC


                                /s/ Jerry D. Cash
                               ----------------------------------------------
                               Name:  Jerry D. Cash
                               Title: Chief Executive Officer



                               QUEST CHEROKEE, LLC


                                /s/ Jerry D. Cash
                               ----------------------------------------------
                               Name:  Jerry D. Cash
                               Title: Manager



                               QUEST RESOURCE CORPORATION


                                /s/ Jerry D. Cash
                               ----------------------------------------------
                               Name:  Jerry D. Cash
                               Title: Chief Executive Officer

                               BLUESTEM PIPELINE, LLC

                               By:  Quest Cherokee, LLC, its sole member


                                /s/ Jerry D. Cash
                               ----------------------------------------------
                               Name:  Jerry D. Cash
                               Title: Manager



                               STP CHEROKEE, LLC


                                /s/ Jerry D. Cash
                               ----------------------------------------------
                               Name:  Jerry D. Cash
                               Title: Chief Executive Officer and President



                               QUEST OIL & GAS, LLC


                                /s/ Jerry D. Cash
                               ----------------------------------------------
                               Name:  Jerry D. Cash
                               Title: Chief Executive Officer and President



                               QUEST ENERGY SERVICE, LLC


                                /s/ Jerry D. Cash
                               ----------------------------------------------
                               Name:  Jerry D. Cash
                               Title: Chief Executive Officer and President



                               PONDEROSA GAS PIPELINE COMPANY, LLC


                                /s/ Jerry D. Cash
                               ----------------------------------------------
                               Name:  Jerry D. Cash
                               Title: Chief Executive Officer and President

                               PRODUCERS SERVICE, LLC


                                /s/ Jerry D. Cash
                               ----------------------------------------------
                               Name:  Jerry D. Cash
                               Title: Chief Executive Officer and President



                               J-W GAS GATHERING, LLC


                                /s/ Jerry D. Cash
                               ----------------------------------------------
                               Name:  Jerry D. Cash
                               Title: Manager

                                    EXHIBIT A

                              QCLLC Trade Payables
                              --------------------



25: BLUESTEM  PIPELINE, LLC     ACCOUNTS PAYABLE - AGED BALANCE - BY INVOICE DATE   01/01/04 thru 12/31/06 AP04A:113      PAGE:001

AP04A - Aging Report                                                                       DAVE          03:42-PM     DEC 15, 2006

*--------- V E N D O R -------------* DTE DIV/PO *---- REFERENCE ----*       DUE       *-------- G R O S S E S --------*

NUMBER        NAME                   ENTER NBR    DATE       NUMBER          DATE      12/15/06     12/14/06     01/01/04    NOTES

ADV001  ADVANCE DETECTION SECURITY SYS      ACCT: [                  ]  [913-685-4201  EXT:0000]

                                                        DUE VENDOR           19.50                     19.50

                                                        TOTAL VENDOR         19.50                     19.50

ALD900  JAMES E. ALDRIDGE                   ACCT: [                  ]   [   -   -     EXT:0000]

                                                        DUE VENDOR          800.00                    800.00

                                                        TOTAL VENDOR        800.00                    800.00

AME004  RETA AMES                           ACCT: [                  ]   [000-000-0000 EXT:0000]

                                                        DUE VENDOR          150.00                    150.00

                                                        TOTAL VENDOR        150.00                    150.00

ANC001  ANCHOR PAINT MFG. CO.               ACCT: [                  ]   [918-836-4626 EXT:0000]

                                                        DUE VENDOR        2,212.15                  2,212.15

                                                        TOTAL VENDOR      2,212.15                  2,212.15

AOK001  AOK CONSTRUCTION                    ACCT: [                  ]  [    -   -     EXT:0000]

                                                        DUE VENDOR             .00

                                                        TOTAL VENDOR    928,285.83                928,285.83

ATT001  AT&T                                ACCT: [                  ] [877-325-0445   EXT:0000]

                                                        DUE VENDOR            9.96                      9.96

                                                        TOTAL VENDOR          9.96                      9.96

BAS101  BASIN ENVIRONMENTAL & SAFETY        ACCT: [                  ] [405-232-5737   EXT:0000]

                                                        DUE VENDOR          503.75                    503.75

                                                        TOTAL VENDOR        503.75                    503.75

BAU100  JOE BAUGHN                          ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR        1,470.00                  1,470.00

                                                        TOTAL VENDOR      1,470.00                  1,470.00

BCS001  B-C STEEL LLC                       ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR        4,957.00-                 4,957.00-

                                                        TOTAL VENDOR      4,957.00-                 4,957.00-

BEA001  BEACHNER BROTHERS, INC.             ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR        4,800.00                  4,800.00

                                                        TOTAL VENDOR      4,800.00                  4,800.00

BOL900  TERRY BOLINGER                      ACCT: [                  ] [000-000-0000   EXT:0000]

                                                        DUE VENDOR        2,730.00                  2,730.00

                                                        TOTAL VENDOR      2,730.00                  2,730.00

BRA906  K.W. BRANT                          ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR        1,350.00                  1,350.00

                                                        TOTAL VENDOR      1,350.00                  1,350.00

CAN001  CANEY VALLEY ELECTRIC COOP. AS      ACCT: [                  ] [620-758-2262   EXT:0000]

                                                        DUE VENDOR          666.34        668.87        2.53-

                                                        TOTAL VENDOR        666.34        668.87        2.53-




25: BLUESTEM  PIPELINE, LLC     ACCOUNTS PAYABLE - AGED BALANCE - BY INVOICE DATE   01/01/04 thru 12/31/06 AP04A:113      PAGE:002

AP04A - Aging Report                                                                       DAVE          03:42-PM     DEC 15, 2006

*--------- V E N D O R -------------* DTE DIV/PO *---- REFERENCE ----*       DUE       *-------- G R O S S E S --------*

NUMBER        NAME                   ENTER NBR    DATE       NUMBER          DATE      12/15/06     12/14/06     01/01/04    NOTES

CAN001  CANEY VALLEY ELECTRIC COOP. AS      ACCT: [                  ] [620-758-2262   EXT:0000]

CAR920  BARRY L. & VICKI CARLSON            ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR        2,730.00                  2,730.00

                                                        TOTAL VENDOR      2,730.00                  2,730.00

CHA001  CHANDLER OIL, LLC                   ACCT: [                  ] [620-431-4720   EXT:0000]

                                                        DUE VENDOR       67,471.18                 67,471.18

                                                        TOTAL VENDOR     67,471.18                 67,471.18

COE001  COE PRODUCTION COMPANY, LLC         ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR        1,054.00                  1,054.00

                                                        TOTAL VENDOR      1,054.00                  1,054.00

COM001  COMPRESSCO FIELD SERVICES, INC      ACCT: [                  ] [800-259-2714   EXT:0000]

                                                        DUE VENDOR        5,900.66                  5,900.66

                                                        TOTAL VENDOR      5,900.66                  5,900.66

CON001  CONSOLIDATED RURAL WATER DIST       ACCT: [                  ] [620-673-5791   EXT:0000]

                                                        DUE VENDOR            5.37-                     5.37-

                                                        TOTAL VENDOR          5.37-                     5.37-

COR001  CORNERSTONE REGIONAL SURVEYING      ACCT: [                  ] [620-331-6767   EXT:0000]

                                                        DUE VENDOR       35,721.65                 35,721.65

                                                        TOTAL VENDOR     35,721.65                 35,721.65

CRO002  CROSSTEX/WRA GAS SERVICES, INC      ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR      358,248.58                358,248.58

                                                        TOTAL VENDOR    358,248.58                358,248.58

CTC001  CT CORPORATION                      ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR          211.00                    211.00

                                                        TOTAL VENDOR        211.00                    211.00

DAN100  DANLIN INDUSTRIES CORPORATION       ACCT: [                  ] [580-661-3248   EXT:0000]

                                                        DUE VENDOR          511.57                    511.57

                                                        TOTAL VENDOR        511.57                    511.57

DDP100  D.D. POYNOR CONSTRUCTION CO.        ACCT: [                  ] [325-884-2576   EXT:0000]

                                                        DUE VENDOR       25,367.25                 25,367.25

                                                        TOTAL VENDOR     25,367.25                 25,367.25

EAG001  EAGLE SKY PATROL, INC.              ACCT: [                  ] [605-584-1188   EXT:0000]

                                                        DUE VENDOR          809.10                    809.10

                                                        TOTAL VENDOR        809.10                    809.10

ECO001  ECONOMY MANUFACTURING               ACCT: [                  ] [620-725-3703   EXT:0000]

                                                        DUE VENDOR        1,628.02                  1,628.02

                                                        TOTAL VENDOR      1,628.02                  1,628.02

ELY001  eLYNX TECHNOLOGIES, LLC             ACCT: [                  ] [918-496-8500   EXT:0000]




25: BLUESTEM  PIPELINE, LLC     ACCOUNTS PAYABLE - AGED BALANCE - BY INVOICE DATE   01/01/04 thru 12/31/06 AP04A:113      PAGE:003

AP04A - Aging Report                                                                       DAVE          03:42-PM     DEC 15, 2006

*--------- V E N D O R -------------* DTE DIV/PO *---- REFERENCE ----*       DUE       *-------- G R O S S E S --------*

NUMBER        NAME                   ENTER NBR    DATE       NUMBER          DATE      12/15/06     12/14/06     01/01/04    NOTES

ELY001  eLYNX TECHNOLOGIES, LLC             ACCT: [                  ] [918-496-8500   EXT:0000]

                                                        DUE VENDOR        4,356.52                  4,356.52

                                                        TOTAL VENDOR      4,356.52                  4,356.52

EMB100  EMBARQ                              ACCT: [620-658-4643-004  ] [800-786-6272   EXT:0000]

                                                        DUE VENDOR           41.92                     41.92

                                                        TOTAL VENDOR         41.92                     41.92

FAI100  FAIRBANK EQUIPMENT, INC.            ACCT: [                  ] [800-666-5764   EXT:0000]

                                                        DUE VENDOR        1,063.00-                 1,063.00-

                                                        TOTAL VENDOR      1,063.00-                 1,063.00-

FAS001  FASTENAL INDUSTRIAL & CONSTRUC      ACCT: [KSCHA0157         ] [620-431-3423   EXT:0000]

                                                        DUE VENDOR          262.30                    262.30

                                                        TOTAL VENDOR        262.30                    262.30

FRA100  FRANK BILL'S TRUCKING               ACCT: [                  ] [620-436-2855   EXT:0000]

                                                        DUE VENDOR        1,001.78                  1,001.78

                                                        TOTAL VENDOR      1,001.78                  1,001.78

GER002  GERICKE IRON & METAL, INC.          ACCT: [                  ] [620-431-7331   EXT:0000]

                                                        DUE VENDOR          188.85                    188.85

                                                        TOTAL VENDOR        188.85                    188.85

GLO001  GLOBAL GAS                          ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR        7,740.32                  7,740.32

                                                        TOTAL VENDOR      7,740.32                  7,740.32

GOO101  GOOD TIME TRUCKING                  ACCT: [                  ] [620-432-1009   EXT:0000]

                                                        DUE VENDOR          105.00                    105.00

                                                        TOTAL VENDOR        105.00                    105.00

HAN001  HANOVER COMPRESSION LIMITED PA      ACCT: [                  ] [281-447-8787   EXT:0000]

                                                        DUE VENDOR      462,004.77                462,004.77

                                                        TOTAL VENDOR    462,972.16                462,972.16

HAR004  HARRY BYERS & SONS, INC.            ACCT: [                  ] [620-431-0700   EXT:0000]

                                                        DUE VENDOR        7,707.90                  7,707.90

                                                        TOTAL VENDOR      9,458.72                  9,458.72

HEA100  HEAT CAN OIL, LLC                   ACCT: [                  ] [620-431-3032   EXT:0000]

                                                        DUE VENDOR      171,627.95                171,627.95

                                                        TOTAL VENDOR    178,775.70                178,775.70

HOO001  RANDY HOOVER                        ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR        5,439.55                  5,439.55

                                                        TOTAL VENDOR      5,439.55                  5,439.55

IND001  INDUSTRIAL OILS UNLIMITED, INC      ACCT: [                  ] [918-583-1155   EXT:0000]

                                                        DUE VENDOR       42,801.14                 42,801.14

                                                        TOTAL VENDOR     49,403.55                 49,403.55



25: BLUESTEM  PIPELINE, LLC     ACCOUNTS PAYABLE - AGED BALANCE - BY INVOICE DATE   01/01/04 thru 12/31/06 AP04A:113      PAGE:004

AP04A - Aging Report                                                                       DAVE          03:42-PM     DEC 15, 2006

*--------- V E N D O R -------------* DTE DIV/PO *---- REFERENCE ----*       DUE       *-------- G R O S S E S --------*

NUMBER        NAME                   ENTER NBR    DATE       NUMBER          DATE      12/15/06     12/14/06     01/01/04    NOTES

IND001  INDUSTRIAL OILS UNLIMITED, INC      ACCT: [                  ] [918-583-1155   EXT:0000]

JAK002  JAKE HOUCK CONSTRUCTION, INC.       ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR 10,615.00 10,615.00

                                                        TOTAL VENDOR 10,615.00 10,615.00

JWM001  J-W MEASUREMENT COMPANY             ACCT: [                  ] [888-226-9110   EXT:0000]

                                                        DUE VENDOR        2,419.85                  2,419.85

                                                        TOTAL VENDOR      2,419.85                  2,419.85

JWP001  J-W POWER COMPANY-DALLAS            ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR        2,419.85                  2,419.85

                                                        TOTAL VENDOR      2,419.85                  2,419.85

KAN001  KANSAS PROPANE                      ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR          782.25                    782.25

                                                        TOTAL VENDOR        782.25                    782.25

KAN006  KANSAS DEPARTMENT OF REVENUE        ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR      201,596.79                201,596.79

                                                        TOTAL VENDOR    201,596.79                201,596.79

KAS001  KANSAS ONE-CALL SYSTEM, INC.        ACCT: [                  ] [410-712-0082   EXT:0000]

                                                        DUE VENDOR          610.96                    610.96

                                                        TOTAL VENDOR        610.96                    610.96

KEP900  IDA & DANNY KEPLEY                  ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR          800.00                    800.00

                                                        TOTAL VENDOR        800.00                    800.00

KIM001  KIMRAY INC.                         ACCT: [                  ] [405-525-6601   EXT:0000]

                                                        DUE VENDOR        1,997.95                  1,997.95

                                                        TOTAL VENDOR      1,997.95                  1,997.95

KIR900  KEITH & JOYCE KIRK, TRUSTEES        ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR          612.80                    612.80

                                                        TOTAL VENDOR        612.80                    612.80

LAM001  LAMSON & SESSIONS                   ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR      256,801.12                256,801.12

                                                        TOTAL VENDOR    256,801.12                256,801.12

LAW901  JAMES D. AND PEGGY S. LAWSON        ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR          400.00                    400.00

                                                        TOTAL VENDOR        400.00                    400.00

LCC001  LC COMPANY                          ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR        8,638.00                  8,638.00

                                                        TOTAL VENDOR      8,638.00                  8,638.00

MID001  MIDWEST MINERALS, INC.              ACCT: [00044970          ] [     -   -     EXT:0000]





25: BLUESTEM  PIPELINE, LLC     ACCOUNTS PAYABLE - AGED BALANCE - BY INVOICE DATE   01/01/04 thru 12/31/06 AP04A:113      PAGE:005

AP04A - Aging Report                                                                       DAVE          03:42-PM     DEC 15, 2006

*--------- V E N D O R -------------* DTE DIV/PO *---- REFERENCE ----*       DUE       *-------- G R O S S E S --------*

NUMBER        NAME                   ENTER NBR    DATE       NUMBER          DATE      12/15/06     12/14/06     01/01/04    NOTES

MID001  MIDWEST MINERALS, INC.              ACCT: [00044970          ] [     -   -     EXT:0000]

                                                        DUE VENDOR        2,579.09                  2,579.09

                                                        TOTAL VENDOR      2,579.09                  2,579.09

MID010  MIDWEST FENCE                       ACCT: [                  ] [918-914-3132   EXT:0000]

                                                        DUE VENDOR       10,930.00                 10,930.00

                                                        TOTAL VENDOR     10,930.00                 10,930.00

MUR100  MURRELL, HALL, MCINTOSH & CO.,      ACCT: [50866             ] [405-842-4420   EXT:0000]

                                                        DUE VENDOR        2,501.25                  2,501.25

                                                        TOTAL VENDOR      2,501.25                  2,501.25

NAT001  NATIONAL OILWELL, L.P.              ACCT: [                  ] [918-287-3433   EXT:0000]

                                                        DUE VENDOR      393,988.92                393,988.92

                                                        TOTAL VENDOR    431,536.44                431,536.44

NAT002  NATIONAL PETROCHEM                  ACCT: [                  ] [     -   -     EXT:0000 ]

                                                        DUE VENDOR          492.25                    492.25

                                                        TOTAL VENDOR        492.25                    492.25

NEL001  NELSON QUARRIES, INC.               ACCT: [                  ] [620-365-5300   EXT:0000]

                                                        DUE VENDOR          521.01                    521.01

                                                        TOTAL VENDOR        521.01                    521.01

NOV901  ROBERT M. & ARDIS M. NOVOTNY        ACCT: [                  ] [ - - EXT:0000]

                                                        DUE VENDOR        1,200.00                  1,200.00

                                                        TOTAL VENDOR      1,200.00                  1,200.00

NUN901  ALLEN & CECILLE NUNNENKAMP          ACCT: [                  ] [ - - EXT:0000]

                                                        DUE VENDOR        2,400.00                  2,400.00

                                                        TOTAL VENDOR      2,400.00                  2,400.00

OIL001  OIL PATCH PUMP & SUPPLY             ACCT: [                  ] [620-431-1890   EXT:0000]

                                                        DUE VENDOR          168.44                    168.44

                                                        TOTAL VENDOR        168.44                    168.44

ORE001  O'REILLY AUTO PARTS                 ACCT: [                  ] [620-331-1018   EXT:0000]

                                                        DUE VENDOR           17.81                     17.81

                                                        TOTAL VENDOR         17.81                     17.81

PER003  PERMIAN LAND COMPANY                ACCT: [                  ] [405-850-4739   EXT:0000]

                                                        DUE VENDOR        2,462.33                  2,462.33

                                                        TOTAL VENDOR      2,462.33                  2,462.33

POL100  POLLARDWATER                        ACCT: [                  ] [516-746-0842   EXT:0000]

                                                        DUE VENDOR        1,814.00-                 1,814.00-

                                                        TOTAL VENDOR      1,814.00-                 1,814.00-

POR900  CECIL PORTER                        ACCT: [                  ] [000-000-0000   EXT:0000]

                                                        DUE VENDOR        3,750.00                  3,750.00

                                                        TOTAL VENDOR      3,750.00                  3,750.00




25: BLUESTEM  PIPELINE, LLC     ACCOUNTS PAYABLE - AGED BALANCE - BY INVOICE DATE   01/01/04 thru 12/31/06 AP04A:113      PAGE:006

AP04A - Aging Report                                                                       DAVE          03:42-PM     DEC 15, 2006

*--------- V E N D O R -------------* DTE DIV/PO *---- REFERENCE ----*       DUE       *-------- G R O S S E S --------*

NUMBER        NAME                   ENTER NBR    DATE       NUMBER          DATE      12/15/06     12/14/06     01/01/04    NOTES

POR900  CECIL PORTER                        ACCT: [                  ] [000-000-0000   EXT:0000]

RAD001  RADIANT ELECTRIC COOPERATIVE,       ACCT: [                  ] [800-821-0956   EXT:0000]

                                                        DUE VENDOR          700.42                    700.42

                                                        TOTAL VENDOR        700.42                    700.42

RAN001  RAINMAKER SALES, INC.               ACCT: [                  ] [405-964-7575   EXT:0000]

                                                        DUE VENDOR      767,652.07                767,652.07

                                                        TOTAL VENDOR    767,652.07                767,652.07

RED003 REDDY PIPE & SUPPLY, INC.            ACCT: [                  ] [918-234-3651   EXT:0000]

                                                        DUE VENDOR       24,389.20                 24,389.20

                                                        TOTAL VENDOR     24,389.20                 24,389.20

REF001 REFINERY SUPPLY COMPANY, INC.        ACCT: [                  ] [918-621-1700   EXT:0000]

                                                        DUE VENDOR          615.85                    615.85

                                                        TOTAL VENDOR        615.85 615.85

REI900 NATALEE REISSIG                      ACCT: [                  ] [000-000-0000   EXT:0000]

                                                        DUE VENDOR        1,200.00                  1,200.00

                                                        TOTAL VENDOR      1,200.00                  1,200.00

RIC001 RICK'S TANK SERVICE                  ACCT: [                  ] [918-532-4151   EXT:0000]

                                                        DUE VENDOR        3,296.00                  3,296.00

                                                        TOTAL VENDOR      3,653.50                  3,653.50

ROB100 JASON ROBINSON                       ACCT: [                  ] [620-638-4194   EXT:0000]

                                                        DUE VENDOR        1,084.00                  1,084.00

                                                        TOTAL VENDOR      1,084.00                  1,084.00

SAY901 DOYLE AND ANNA SAYE                  ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR        1,027.50                  1,027.50

                                                        TOTAL VENDOR      1,027.50                  1,027.50

SIL001 SILVER CREEK LIQUID FEED             ACCT: [                  ] [620-378-4559   EXT:0000]

                                                        DUE VENDOR          489.60                    489.60

                                                        TOTAL VENDOR        489.60                    489.60

SMY001 SMYTH ANALYTICAL SERVICES            ACCT: [                  ] [918-623-9780   EXT:0000]

                                                        DUE VENDOR       10,094.95                 10,094.95

                                                        TOTAL VENDOR     10,094.95                 10,094.95

SOU001 SOUTHERN FLOW COMPANIES              ACCT: [                  ] [337-233-2066   EXT:0000]

                                                        DUE VENDOR             .00

                                                        TOTAL VENDOR        228.68-                   228.68-

SOU002 SOUTHERN STAR CENTRAL GAS PIPE       ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR          569.44                    569.44

                                                        TOTAL VENDOR        569.44                    569.44

SPR002 SPRINT                               ACCT: [                  ] [800-877-4020   EXT:0000] INACTIVE



25: BLUESTEM  PIPELINE, LLC     ACCOUNTS PAYABLE - AGED BALANCE - BY INVOICE DATE   01/01/04 thru 12/31/06 AP04A:113      PAGE:007

AP04A - Aging Report                                                                       DAVE          03:42-PM     DEC 15, 2006

*--------- V E N D O R -------------* DTE DIV/PO *---- REFERENCE ----*       DUE       *-------- G R O S S E S --------*

NUMBER        NAME                   ENTER NBR    DATE       NUMBER          DATE      12/15/06     12/14/06     01/01/04    NOTES

SPR002  SPRINT                              ACCT: [                  ] [800-877-4020   EXT:0000] INACTIVE

                                                        DUE VENDOR             .00

                                                        TOTAL VENDOR        192.80-                   192.80-

STI001  STINSON, MORRISON, HECKER, L.L      ACCT: [                  ] [800-846-1201   EXT:0000]

                                                        DUE VENDOR             .00

                                                        TOTAL VENDOR      2,611.35                  2,611.35

TBS001  TBS CONSTRUCTION, INC.              ACCT: [                  ] [620-244-5670   EXT:0000]

                                                        DUE VENDOR      439,502.50                439,502.50

                                                        TOTAL VENDOR    439,502.50                439,502.50

THO003  THOMPSON LUMBER                     ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR          118.26                    118.26

                                                        TOTAL VENDOR        118.26                    118.26

THO101  THORNTON GRAPHICS                   ACCT: [                  ] [620-879-2345   EXT:0000]

                                                        DUE VENDOR        3,153.74                  3,153.74

                                                        TOTAL VENDOR      3,153.74                  3,153.74

THO900  GEORGE R. THORSELL                  ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR        1,800.00                  1,800.00

                                                        TOTAL VENDOR      1,800.00                  1,800.00

TOO001  TOOL SUPPLY INC.                    ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR          512.04                    512.04

                                                        TOTAL VENDOR        512.04                    512.04

TRA100  TRAND, INC.                         ACCT: [                  ] [620-672-9495   EXT:0000]

                                                        DUE VENDOR       51,372.10                 51,372.10

                                                        TOTAL VENDOR     51,372.10                 51,372.10

TRI002  TRI-STAR PROPANE, INC.              ACCT: [                  ] [620-736-2364   EXT:0000]

                                                        DUE VENDOR        1,280.00                  1,280.00

                                                        TOTAL VENDOR      1,280.00                  1,280.00

TRI100  TRINDLE CONSTRUCTION, INC.          ACCT: [QUESTENERG        ] [620-325-3299   EXT:0000]

                                                        DUE VENDOR        4,699.24                  4,699.24

                                                        TOTAL VENDOR      4,699.24                  4,699.24

TRU001  SHELDON L. FARRAR                   ACCT: [                  ] [620-378-3904   EXT:0000]

                                                        DUE VENDOR       13,895.10                 13,895.10

                                                        TOTAL VENDOR     13,895.10                 13,895.10

TWI001  TWIN VALLEY ELECTRIC COOP, INC      ACCT: [                  ] [866-784-5500   EXT:0000]

                                                        DUE VENDOR           76.17                     76.17

                                                        TOTAL VENDOR         76.17                     76.17

UNI001  UNIVERSAL COMPRESSION, INC.         ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR             .00

                                                        TOTAL VENDOR    724,380.93                724,380.93




25: BLUESTEM  PIPELINE, LLC     ACCOUNTS PAYABLE - AGED BALANCE - BY INVOICE DATE   01/01/04 thru 12/31/06 AP04A:113      PAGE:007

AP04A - Aging Report                                                                       DAVE          03:42-PM     DEC 15, 2006

*--------- V E N D O R -------------* DTE DIV/PO *---- REFERENCE ----*       DUE       *-------- G R O S S E S --------*

NUMBER        NAME                   ENTER NBR    DATE       NUMBER          DATE      12/15/06     12/14/06     01/01/04    NOTES

UNI001  UNIVERSAL COMPRESSION, INC.         ACCT: [                  ] [     -   -     EXT:0000]

UNI002  UNIVERSAL COMPRESSION, INC.         ACCT: [                  ] [713-335-7432   EXT:0000]

                                                        DUE VENDOR       15,201.86                 15,201.86

                                                        TOTAL VENDOR     15,201.86                 15,201.86

VIS001  VISUAL SYSTEMS, INC.                ACCT: [                  ] [805-781-3580   EXT:0000]

                                                        DUE VENDOR       12,739.33                 12,739.33

                                                        TOTAL VENDOR     12,739.33                 12,739.33

VVE001  VERDIGRIS VALLEY ELECTRIC COOP      ACCT: [                  ] [800-870-5948   EXT:0000]

                                                        DUE VENDOR        2,420.33                  2,420.33

                                                        TOTAL VENDOR      2,420.33                  2,420.33

WAL001  JOHN SPOONER                        ACCT: [                  ] [620-328-3822   EXT:0000]

                                                        DUE VENDOR        2,142.00                  2,142.00

                                                        TOTAL VENDOR      2,142.00                  2,142.00

WAL902  JOHN W. & GERALDINE WALKER          ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR        1,600.00                  1,600.00

                                                        TOTAL VENDOR      1,600.00                  1,600.00

WIG900  WILLIAM H. & CAROL A. WIGGANS       ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR        1,200.00                  1,200.00

                                                        TOTAL VENDOR      1,200.00                  1,200.00

YEO001  PAT YEOMAN                          ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR        1,855.00                  1,855.00

                                                        TOTAL VENDOR      1,855.00                  1,855.00

ZIM001  ZIMMERMAN ELECTRIC SERVICE, IN      ACCT: [                  ] [     -   -     EXT:0000]

                                                        DUE VENDOR          366.37                    366.37

                                                        TOTAL VENDOR        366.37                    366.37

                                                        TOTAL DUE      3483,562.08       668.87  3482,893.21

                                                        GRAND TOTAL    5192,792.10       668.87  5192,123.23



                                    EXHIBIT B

                           STP Articles of Conversion
                           --------------------------


                                STATE OF OKLAHOMA
                             ARTICLES OF CONVERSION
                              FROM A CORPORATION TO
                           A LIMITED LIABILITY COMPANY
                          PURSUANT TO SECTION 18-2054.1
                             OF THE OKLAHOMA LIMITED
                              LIABILITY COMPANY ACT


1.   The date on which the corporation was first formed:

                December 10, 1987
     --------------------------------------------------------------------------

2.   The name of the corporation immediately prior to filing of the Articles of
     Conversion:

                STP Cherokee, Inc.
      -------------------------------------------------------------------------

3.   The name of the limited liability company as set forth in its Articles of
     Organization:

                STP Cherokee, LLC
      -------------------------------------------------------------------------

4. Upon filing the Articles of Conversion and the Articles of Organization with the Secretary of State of Oklahoma, the conversion will be effective.



                               STP CHEROKEE, INC.



                             By: /s/ Jerry D. Cash
                                 ------------------------------------------
                                 Jerry Cash, Chief Executive Officer

                                    EXHIBIT C

                           QO&G Certificate of Merger
                           --------------------------


                              CERTIFICATE OF MERGER

                                       OF

                           QUEST ENERGY SERVICE, INC.
                             (a Kansas corporation)

                                  WITH AND INTO

                            QUEST ENERGY SERVICE, LLC
                      (a Kansas limited liability company )

     FIRST: The name and state of incorporation or organization of each of the constituent entities to the merger are as follows:

                Name                      State of Incorporation/Organization
                ----                      -----------------------------------

           Quest Energy Service, Inc.                   Kansas
           Quest Energy Service, LLC                    Kansas

     SECOND: The Agreement and Plan of Merger, dated December 14, 2006 (the "Agreement of Merger"), has been authorized, approved and certified in accordance with Kan. Stat. Ann. ss. 17-7705, as amended, by each of the constituent entities.

     THIRD: The name of the surviving entity of such merger is Quest Energy Service, LLC (the "Survivor").

     FOURTH: The Articles of Organization of the Survivor will be the Articles of Organization in effect immediately prior to the effective time of the merger.

     FIFTH: The executed Agreement of Merger is on file at the principal place of business of the Survivor at 9520 North May Avenue, Suite 300, Oklahoma City, Oklahoma 73120.

     SIXTH: Upon the request of any stockholder or member of a constituent entity, the Survivor will provide a copy of the Agreement of Merger without cost to such stockholder or member.

     SEVENTH: The name of the registered agent and address of the Survivor's registered office in the State of Kansas is The Corporation Company, Inc., 515 South Kansas Avenue, Topeka, Kansas 66603.

     EIGHTH: The merger will become effective upon the filing of this Certificate of Merger with the Kansas Secretary of State.

     IN WITNESS WHEREOF, this Certificate of Merger has been executed by the undersigned this 14th day of December, 2006.



                               QUEST ENERGY SERVICE, INC., a Kansas
                               corporation


                               By:  /s/ Jerry D. Cash
                                    ---------------------------------------
                                    Jerry Cash, Chief Executive Officer



                               QUEST ENERGY SERVICE, LLC, a Kansas
                               limited liability company

                               By:  QUEST RESOURCE CORPORATION, its
                                    Sole Member


                               By:  /s/ Jerry D. Cash
                                    -----------------------------------------
                                    Jerry Cash, Chief Executive Officer

                                    EXHIBIT D

                            QES Certificate of Merger
                            -------------------------


                              CERTIFICATE OF MERGER

                                       OF

                      PONDEROSA GAS PIPELINE COMPANY, INC.
                             (a Kansas corporation)

                                  WITH AND INTO

                       PONDEROSA GAS PIPELINE COMPANY, LLC
                      (a Kansas limited liability company )

     FIRST: The name and state of incorporation or organization of each of the constituent entities to the merger are as follows:

                                                     State of
                Name                          Incorporation/Organization
                ----                          ---------------------------
         Ponderosa Gas Pipeline Company, Inc.         Kansas
         Ponderosa Gas Pipeline Company, LLC          Kansas

     SECOND: The Agreement and Plan of Merger, dated December 14, 2006 (the "Agreement of Merger"), has been authorized, ------------------- approved, and certified, in accordance with Kan. Stat. Ann. ss. 17-7705, as amended, by each of the constituent entities.

     THIRD: The name of the surviving entity of such merger is Ponderosa Gas Pipeline Company, LLC (the "Survivor"). --------

     FOURTH: The Articles of Organization of the Survivor will be the Articles of Organization in effect immediately prior to the effective time of the merger.

     FIFTH: The executed Agreement of Merger is on file at the principal place of business of the Survivor at 9520 North May Avenue, Suite 300, Oklahoma City, Oklahoma 73120.

     SIXTH: Upon the request of any stockholder or member of a constituent entity, the Survivor will provide a copy of the Agreement of Merger without cost to such stockholder or member.

     SEVENTH: The name of the registered agent and address of the Survivor's registered office in the State of Kansas is The Corporation Company, Inc., 515 South Kansas Avenue, Topeka, Kansas 66603.

     EIGHTH: The merger will become effective upon the filing of this Certificate of Merger with the Kansas Secretary of State.

     IN WITNESS WHEREOF, this Certificate of Merger has been executed by the undersigned this 14th day of December, 2006.



                               PONDEROSA GAS PIPELINE COMPANY,
                               INC., a Kansas corporation


                               By:  /s/ Jerry D. Cash
                                    -------------------------------------
                                    Jerry Cash, Chief Executive Officer



                               PONDEROSA GAS PIPELINE COMPANY,
                               LLC, a Kansas limited liability company

                               By:  QUEST RESOURCE CORPORATION, its
                                    Sole Member


                                  By:  /s/ Jerry D. Cash
                                       -----------------------------------
                                       Jerry Cash, Chief Executive Officer

                                    EXHIBIT E

                         Ponderosa Certificate of Merger
                         -------------------------------


                              CERTIFICATE OF MERGER

                                       OF

                           QUEST OIL & GAS CORPORATION
                             (a Kansas corporation)

                                  WITH AND INTO

                              QUEST OIL & GAS, LLC
                      (a Kansas limited liability company )

     FIRST: The name and state of incorporation or organization of each of the constituent entities to the merger are as follows:

                  Name                   State of Incorporation/Organization
                  ----                   -----------------------------------

           Quest Oil & Gas Corporation                Kansas
           Quest Oil & Gas, LLC                       Kansas

     SECOND: The Agreement and Plan of Merger, dated December 14, 2006 (the "Agreement of Merger"), has been authorized, approved, and certified in accordance with Kan. Stat. Ann. ss. 17-7705, as amended, by each of the constituent entities.

     THIRD: The name of the surviving entity of such merger is Quest Oil & Gas, LLC (the "Survivor").

     FOURTH: The Articles of Organization of the Survivor will be the Articles of Organization in effect immediately prior to the effective time of the merger.

     FIFTH: The executed Agreement of Merger is on file at the principal place of business of the Survivor at 9520 North May Avenue, Suite 300, Oklahoma City, Oklahoma 73120.

     SIXTH: Upon the request of any stockholder or member of a constituent entity, the Survivor will provide a copy of the Agreement of Merger without cost to such stockholder or member.

     SEVENTH: The name of the registered agent and address of the Survivor's registered office in the State of Kansas is The Corporation Company, Inc., 515 South Kansas Avenue, Topeka, Kansas 66603.


     EIGHTH: The merger will become effective upon the filing of this Certificate of Merger with the Kansas Secretary of State.

     IN WITNESS WHEREOF, this Certificate of Merger has been executed by the undersigned this 14th day of December, 2006.



                               QUEST OIL & GAS CORPORATION, a Kansas
                               corporation


                               By:  /s/ Jerry D. Cash
                                    -----------------------------------------
                                    Jerry Cash, Chief Executive Officer



                               QUEST OIL & GAS, LLC, a Kansas limited
                               liability company

                               By:  QUEST RESOURCE CORPORATION, its
                                    Sole Member


                               By:  /s/ Jerry D. Cash
                                    ----------------------------------------
                                    Jerry Cash, Chief Executive Officer


                                       2

                                    EXHIBIT F

                         Producers Certificate of Merger
                         -------------------------------


                              CERTIFICATE OF MERGER

                                       OF

                         PRODUCERS SERVICE INCORPORATED
                             (a Kansas corporation)

                                  WITH AND INTO

                             PRODUCERS SERVICE, LLC
                      (a Kansas limited liability company )

     FIRST: The name and state of incorporation or organization of each of the constituent entities to the merger are as follows:

                Name                State of Incorporation/Organization
                ----                -----------------------------------

        Producers Service Incorporated             Kansas
        Producers Service, LLC                     Kansas

     SECOND: The Agreement and Plan of Merger, dated December 14, 2006 (the "Agreement of Merger"), has been authorized, approved and certified in accordance with Kan. Stat. Ann. ss. 17-7705, as amended, by each of the constituent entities.

     THIRD: The name of the surviving entity of such merger is Producers Service, LLC (the "Survivor").

     FOURTH: The Articles of Organization of the Survivor will be the Articles of Organization in effect immediately prior to the effective time of the merger.

     FIFTH: The executed Agreement of Merger is on file at the principal place of business of the Survivor at 9520 North May Avenue, Suite 300, Oklahoma City, Oklahoma 73120.

     SIXTH: Upon the request of any stockholder or member of a constituent entity, the Survivor will provide a copy of the Agreement of Merger without cost to such stockholder or member.

     SEVENTH: The name of the registered agent and address of the Survivor's registered office in the State of Kansas is The Corporation Company, Inc., 515 South Kansas Avenue, Topeka, Kansas 66603.


     EIGHTH: The merger will become effective upon the filing of this Certificate of Merger with the Kansas Secretary of State.

     IN WITNESS WHEREOF, this Certificate of Merger has been executed by the undersigned this 14th day of December, 2006.



                               PRODUCERS  SERVICE  INCORPORATED, a
                               Kansas corporation


                               By:  /s/ Jerry D. Cash
                                    --------------------------------------
                                    Jerry Cash, Chief Executive Officer



                               PRODUCERS  SERVICE,  LLC,  a  Kansas
                               limited liability company

                               By:  PONDEROSA GAS PIPELINE
                                    COMPANY, LLC, its Sole Member


                               By:  /s/ Jerry D. Cash
                                    --------------------------------------
                                    Jerry Cash, Chief Executive Officer


                                       2




                                       22